F E B R U A R Y 2 0 2 6 Exhibit 99.1

1© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Agree Realty Overview (NYSE: ADC) OUR COMPANY NET LEASE REIT FOCUSED ON THE ACQUISITION & DEVELOPMENT OF HIGH-QUALITY RETAIL PROPERTIES Founded in 1971 by Executive Chairman, Richard Agree Public on the NYSE since 1994 $13.2 billion retail net lease REIT headquartered in Royal Oak, Michigan(1) 2,674 retail properties totaling approximately 55.5 million square feet in all 50 states Investment grade issuer ratings of A- from Fitch, Baa1 from Moody’s, and BBB+ from S&P RETHINK RETAIL Capitalize on distinct market positioning in the retail net lease space Focus on industry- leading retailers through our three unique external growth platforms Leverage our real estate acumen and relationships to identify superior risk- adjusted opportunities Maintain a conservative and flexible capital structure that enables our growth trajectory Provide consistent, high-quality earnings growth and a well-covered, growing dividend A s of D ec em b er 3 1, 2 02 5, u nl es s o th er w ise n ot ed . (1) E nt er p ris e V a lu e a s o f F eb ru a ry 2 3, 2 02 6. R ef er to fo ot no te 4 o n sli d e 30 fo r t he C om p a ny ’s d ef in iti on o f E nt er p ris e V a lu e.

2© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. consistency noun steadfast adherence to the same principles, course, or form [ kuh n-sis-tuh n-see ]

3© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of December 31, 2025, unless otherwise noted. (1) Anticipated net proceeds based on the applicable forward sale prices as of February 23, 2026. (2) Reflects full-year 2026 guidance provided by the Company on February 10, 2026. (3) Reflects capital deployed into acquisition, development and Developer Funding Platform (“DFP”) projects completed or under construction during the twelve months ended December 31, 2025. (4) Reflects total capital committed for the 34 projects. (5) Proforma for the settlement of the Company’s outstanding forward equity as of February 23, 2026. (6) Inclusive of $350 million of forward-starting SOFR swaps. (7) Declared by the Company on February 5, 2026. Note: this presentation includes non-GAAP financial measures, and a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures is included in the Appendix herewith. Recent Highlights Fortress balance sheet with liquidity of over $2.5 billion(5) Raised over $623 million of forward equity year-to-date through the sale of 8.3 million shares via the Company's ATM program(1) Over $1.3 billion of outstanding forward equity(1) Achieved an A- issuer rating with a stable outlook from Fitch Ratings Declared monthly cash dividend of $0.262 per common share for February, representing a 3.6% year-over-year increase(7) Closed a $350 million 5.5-year, delayed draw term loan at a 4.02% fixed rate(6)Announced 2025 investment activity of $1.55 billion deployed into high-quality retail net lease assets(3) Increased 2026 investment guidance to $1.4 billion to $1.6 billion(2) Approximately 18.2% of annualized base rents acquired in Q4 2025 were derived from ground leased assets 34 development or DFP projects completed or under construction during 2025 for a record of over $225 million(4) Introduced 2026 AFFO per share guidance of $4.54 to $4.58, representing 5.4% growth at the midpoint(2)

4© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $1.3B $1.2B ~$10M Total Liquidity Outstanding Forward Equity Revolver & Term Loan Capacity Cash A Approximately $1.6 billion of hedged capital(1) A Total liquidity of over $2.5 billion(2) A Closed a $350 million 5.5-year term loan at a 4.02% fixed rate(3) A No material debt maturities until 2028 As of February 23, 2026. (1) Hedged capital includes $250 million of forward-starting interest rate swaps fixing the base rate for a future 10-year unsecured debt issuance at approximately 4.1%, combined with over $1.3 billion of outstanding forward equity. (2) Proforma for the settlement of the Company’s outstanding forward equity as of February 23, 2026. (3) Inclusive of $350 million of forward-starting SOFR swaps. Positioned for Growth “We enter 2026 with over $2.0 billion of liquidity and strong investment pipelines, putting us in excellent position to achieve our full-year 2026 AFFO per share guidance of $4.54 to $4.58.” - JOEY AGREE, Q4 2025 EARNINGS RELEASE

5© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. ADC’s Retail Thought Leadership  Launched acquisition platform in 2010 with a focus on e-commerce resistance  Launched RETHINK RETAIL campaign to challenge misperceptions about the future of brick & mortar  Published proprietary ADC White Papers highlighting omnichannel retail trends  Avoided or actively disposed of troubled retail sectors including theaters, pharmacy, car washes, health & fitness and entertainment retail  Early identification of promising retailers:

6© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Omni-Channel Vision IDENTIFIED CRITICAL ROLE OF NET LEASE IN DRIVING OMNI-CHANNEL STRATEGY “The strongest and most resilient retailers in today’s omni- channel world have embraced a comprehensive approach that blurs the historical lines between e- commerce distribution and brick & mortar operations.” - Agree Knowledge Base: Omni-Channel 101 “Even in today's uncertain macro environment, we are seeing the highest level of retailer demand for new brick-and-mortar locations since the Great Financial Crisis. Nearly every retailer in our sandbox is focused on adding net new stores, underscoring the critical role that retail net lease assets play in an omnichannel retail world.” - Joey Agree, Q2 2025 Earnings Call “So, I think as retailers look forward in 2016 and beyond and they're looking in the omni-channel world, how is their e-commerce presence, online ordering, physical pick up, more and more retailers are going to realize the benefit of net leased retail.” - Joey Agree, Q1 2016 Earnings Call “COVID reaffirmed our belief that, one, we're heading toward a world where all retailers are omni- channel. Brick-and-mortar is an integral part of that omnichannel overall experience.” - Joey Agree, 2022 Citi Conference

7© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. October 2020 Rated BBB by S&P and Baa1 by Moody’s Q2 2016 “While neither Tractor Supply Company nor Hobby Lobby maintains a public credit rating, both possess investment-grade quality financials with very strong balance sheets.” Q1 2017 “…it's a great company, it's got a fantastic balance sheet. …and we have a great relationship and respect for them.” Q3 2018 “We have a fantastic relationship with their real estate team. The business is really thriving. They have no national competition. They also have the highest-rated e-commerce website of any retailer.” Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION As of December 31, 2025. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Tractor Supply’s market capitalization from 12/31/2012 to 12/31/2025. ADC has acquired over 125 locations since 2013 and today TSCO is our 2nd largest tenant. Q3 2013 Acquired first Tractor Supply

8© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Q3 2017 Acquired first Gerber Collision Q4 2018 “…We think they're the premier auto collision operator in the United States…We'll continue to work with them on all types of opportunities through all 3 external growth platforms…” Q1 2022 “…identifying early on a retailer that we thought was in a tremendous position to access a fragmented space and had the balance sheet capabilities to do so.” ADC built preferred development relationship with Gerber Collision, developing 25 locations to help spearhead organic growth. They are now our 11th largest tenant with over 110 locations. As of December 31, 2025. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The Boyd Group’s market capitalization from 12/31/2013 to 12/31/2025. Q1 2018 “Now you see Gerber Collision in the collision space. Again, a company that's owned by Boyd Group of Canada, conservative, disciplined leaders in the collision space.” 2014 Identified and met with The Boyd Group for the first time Q4 2025 Boyd Group Services Inc. launched its U.S. IPO, strengthening its presence in U.S. capital markets and broadening its investor base

9© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Leveraged all three external growth platforms to make Sunbelt Rentals our 13th largest tenant today with over 60 locations. As of December 31, 2025. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects Ashtead Group’s market capitalization from 12/31/2014 to 12/31/2025. Q4 2015 Acquired first Sunbelt Rentals Q4 2019 “… the only investment-grade operator in the country. If you look at the equipment ownership versus rental in this country…. it is very, very low relative to Western Europe. And so, there's a big opportunity in this country for equipment rental rather than ownership.” April 2019 Rated BBB- by S&P August 2018 Rated Baa3 by Moody’s Q1 2022 “Our decision to invest in Sunbelt Rentals was recently reinforced by their upgraded BBB rating by Fitch.”

10© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION Since 2012, ADC has acquired or developed over 60 TJX locations, and TJX is now our 5th largest tenant. As of December 31, 2025. Exposure measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. The chart reflects The TJX Companies’ market capitalization from 12/30/2011 to 12/31/2025. Q3 2012 Developed first TJ Maxx Q4 2023 “the off-price retailers, it's all the TJX concepts…These operators have the desire to continue to expand across all of their different flags.” August 2015 Upgraded to A2 by Moody’s Q2 2017 “At the same time, in terms of women's apparel, you look at T.J. Maxx…the off- price retailers have thrived.” Q4 2017 “the TJX Companies …is now our #5 tenant. We have a strong bias towards off-price retail and the experience and value proposition that it provides for consumers. We enjoy a strong working relationship with TJX...”January 2015 Jerry Rossi, former Group President of The TJX Companies, joined Agree Realty’s Board of Directors

11© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Foresight A DEEPER DIVE ON ADC’S THOUGHT LEADERSHIP & TRACK RECORD OF EXECUTION 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 30% 27% 22% 17% 12% 8% 5% 3% 2% 1% 1% 1% 1% <1% Q2 2017 “our Walgreens concentration was down to 8.8% at quarter end, below our goal of sub-10% by year-end.” Q1 2021 “With this transaction, CVS has surpassed Walgreens as our largest pharmacy tenant…we continue to favor CVS as the sector leader, given their innovation and adaptation to consumer preferences and overall market dynamics in the pharmacy space.” Q1 2019 “I think the pharmacy space, in general, really has some work to do on the front end predominantly of those stores. And we'd like to see some ingenuity and creativity driving traffic into those stores and driving margin as well as top line revenue to the front end of those stores.” ADC reduced Walgreens exposure from 30% in 2012 to less than 1% and reduced overall Pharmacy exposure to less than 4%. Exposure is as of year-end 2012 through December 31, 2025, and is measured as a percentage of ABR. The quotes above reflect statements made by ADC management on the Company’s quarterly earnings calls. 2023 Downgraded to Baa3 by Moody’s in January. Downgraded to BBB- by S&P in October. Downgraded to Ba2 by Moody’s in December. 2024 Downgraded to Ba3 by Moody’s in July. Downgraded to BB by S&P in July Downgraded to BB- by S&P in December. 2025 Walgreens entered into a definitive agreement to be acquired by private equity firm Sycamore Partners. The transaction closed in August 2025.

12© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Capital Markets Leader INNOVATIVE BALANCE SHEET MANAGEMENT “We view the forward equity offering as a prudent way to further fortify our balance sheet and lock in an accretive cost of capital while mitigating external risks and market volatility.” - JOEY AGREE, Q3 2018 EARNINGS CALL A ADC was the first net lease REIT to issue forward equity in March 2018 A Since 2018, $39B of forward equity has been raised in the net lease space A Lowest cost preferred equity issuance in net lease REIT history at 4.25% A Closed a market leading, delayed draw, 5.5-year term loan at a fixed rate of 4.02%(1) Forward equity has accounted for ~95% of all net lease issuance since 2023 As of December 31, 2025. (1) Inclusive of $350 million of forward-starting SOFR swaps.

13© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Disciplined Capital Allocator CONSERVATIVE WACC CALCULATION DRIVES CONSISTENT & SUPERIOR EARNINGS GROWTH ADC WACC CALCULATION WEIGHTING FORM OF CAPITAL COST 75% Equity(1) 5.7% 25% Long-Term Debt(2) 5.0% WACC 5.5% PEER WACC CALCULATION WEIGHTING FORM OF CAPITAL COST 65% Equity(1) 5.7% 25% Five-Year Term Loan 4.1% 10% Free Cash Flow After Dividend 0.0% WACC 4.8% 150+ bps – Pedal to the Metal! 100 - 150 bps – Investments Generate Healthy Accretion 75 - 100 bps – Investments Generate Sufficient Accretion <75 bps – Investments Not Sufficiently Accretive As of February 23, 2026. (1) The cost of equity is calculated using the share price as of February 23, 2026, compared to consensus forward 12-month AFFO per share. (2) Long-term debt reflects anticipated rate for 10-year unsecured bond offering based in part on market estimates. Any differences are the result of rounding.  Cost of equity is based on forward 12-month consensus AFFO per share  Cost of debt reflects anticipated rate for 10-year unsecured bond offering WACC CALCULATION COMPARISON NET LEASE INVESTMENT SPREADS x Using short-term debt and adding unburdened free cash flow artificially improves cost of capital by ~70 bps 

14© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. (50) - 50 100 150 200 250 300 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Best-in-Class Total Shareholder Returns As of December 31, 2025. Comparison includes ADC, the MSCI US REIT Index (RMZ), the S&P MidCap 400, and the Triple Net Lease Peer Group. (1) Return on Investment is calculated on a daily basis using total return metrics, which reflect stock price appreciation along with the reinvestment of dividends. (2) The Triple Net Lease Peer Group includes the following companies: EPR Properties, Getty Realty Corp., NNN REIT, Inc., Realty Income Corporation, and W.P. Carey. Past performance is not necessarily indicative of future results. Return on Investment(1) 1 c 10-YEAR TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED PEERS AND MAJOR INDICES Our strong earnings growth, well-covered dividend, high-quality portfolio, and fortress balance sheet have driven best-in-class total shareholder returns. Net Lease Peers(2)Agree Realty S&P Mid Cap 400MSCI US REIT Index

The Country’s Leading Retail Portfolio

16© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. TENANT / CONCEPT ANNUALIZED BASE RENT % OF TOTAL $41.2 5.6% 35.6 4.9% 28.6 3.9% 22.3 3.0% 22.2 3.0% 22.1 3.0% 21.3 2.9% 21.0 2.9% 21.0 2.9% 20.9 2.9% 18.9 2.6% 18.0 2.5% 17.2 2.3% 15.1 2.1% 14.1 1.9% 13.9 1.9% 12.2 1.7% 12.0 1.6% 11.1 1.5% Other 344.7 46.9% Total $733.4 100.0% Agree Realty Snapshot TENANT SECTOR ANNUALIZED BASE RENT % OF TOTAL Grocery Stores $75.3 10.3% Home Improvement 66.4 9.0% Convenience Stores 56.2 7.7% Tire & Auto Service 55.9 7.6% Auto Parts 49.4 6.7% Dollar Stores 47.3 6.4% Off-Price Retail 43.9 6.0% Farm & Rural Supply 37.4 5.1% General Merchandise 36.6 5.0% Pharmacy 26.2 3.6% Other 238.8 32.6% Total $733.4 100.0% Share Price(1) $79.32 Equity Market Capitalization(1)(2) $9.5 Billion Property Count 2,674 Net Debt to EBITDA 4.9x / 3.8x(3) Investment Grade %(4) 66.8% Company Overview Top Tenants ($ in millions) Top Retail Sectors ($ in millions) As of December 31, 2025, unless otherwise noted. Any differences are a result of rounding. (1) As of February 23, 2026. (2) Reflects common shares and OP units outstanding multiplied by the closing price as of February 23, 2026. (3) Proforma for the settlement of the Company’s outstanding forward equity as of December 31, 2025. (4) Refer to footnote 1 on slide 17 for the Company’s definition of Investment Grade.

17© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. BEST-IN-CLASS RETAILERS WITH CONSERVATIVE BALANCE SHEETS Strong Investment Grade Portfolio 14% SUB-INVESTMENT GRADE 19% NOT RATED 67% INVESTMENT GRADE(1) As of December 31, 2025. Any differences are a result of rounding. (1) Based on ABR derived from tenants, or parent entities thereof, with an investment grade credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings, or the National Association of Insurance Commissioners. Retail Credit Type (%ABR)

18© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. INDUSTRY LEADERS OPERATING IN E-COMMERCE RESISTANT SECTORS National and Super-Regional Retailers 2% FRANCHISE 10% SUPER-REGIONAL 88% NATIONAL As of December 31, 2025. Any differences are a result of rounding. Retail Tenant Type (%ABR)

19© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 15% 12% 11% 7% 6% 5% 4% 3% 3% 2% As of December 31, 2025. (1) Refer to footnote 1 on slide 17 for the Company’s definition of Investment Grade. Any differences are a result of rounding. FEE SIMPLE OWNERSHIP + SIGNIFICANT TENANT INVESTMENT Ground Lease Portfolio Breakdown Ground Lease Credit Overview (%ABR) 89% INVESTMENT GRADE(1) 6% NOT RATED 5% SUB-INVESTMENT GRADE Ground Lease Portfolio Overview 251 Leases 10.2% of total portfolio ABR 9.0 years weighted- average lease term Top Ground Lease Tenants (% ABR)

20© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. FIRST EXPIRATION HIGHLIGHTS EMBEDDED VALUE WITH 159% RECAPTURE RATE Ground Lease Value Creation Chase Bank - Stockbridge, GA New Lease Rent Per Square Foot $46.54 New Lease Term(2) 15 Years Rental Increases 10% Every 5 Years Options 3 x 5 Years x 10% Annualized Base Rent $193,083 Prior Lease Rent Per Square Foot $29.26 Remaining Lease Term(1) 0.1 years Rental Increases None Remaining Options None Remaining Annualized Base Rent $110,007 Recapture rate reflects current rent per square foot vs. prior rent per square foot. (1) Reflects remaining lease term at the time the lease extension was executed. (2) New lease commenced in Q1 2023.

21© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 91% 87% 74% 43% 38% 37% 33% 27% 27% 25% GTY FCPT EPR NNN EPRT NTST BNL O ADC WPC 67% 53% 44% 32% 22% 20% 13% 0% 0% 0% ADC FCPT NTST O WPC BNL NNN EPRT EPR GTY $12.84 $14.45 $19.11 $21.12 $21.42 $23.45 $25.15 $30.30 $30.88 $30.00 ADC NTST O BNL WPC NNN EPRT FCPT EPR GTY Leading, Pure-Play Retail Net Lease REIT HIGHLY DIVERSIFIED PORTFOLIO WITH THE LOWEST RENT PSF AND HIGHEST INVESMENT GRADE % Retail Rent PSF(1) Investment Grade Concentration Top 3 Sector Concentration(2) N O T D IS C LO SE D N O T D IS C LO SE D N O T D IS C LO SE D N O T D IS C LO SE D As of December 31, 2025, unless otherwise noted. EPR data as of September 30, 2025. (1) Rent PSF was calculated using a cash-based annualized rent figure, where available, based on each company’s definition. Based on retail rent and square footage. (2) W. P. Carey and Realty Income report similar or lower Top 3 Sector Concentrations due in part to significantly broader sector classifications—90 and 92 sectors, respectively—compared to ADC’s more targeted categorization across 32 retail-focused sectors.

Disciplined Investment Strategy & Active Portfolio Management

23© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Engage in consistent dialogue to understand store performance and tenant sustainability Leverage relationships to identify the best risk-adjusted opportunities Our Investment Strategy Agree leverages its three distinct investment platforms to target industry-leading retailers in e-commerce and recession resistant sectors THREE-PRONGED GROWTH STRATEGY COMPREHENSIVE REAL ESTATE SOLUTIONS FOR LEADING RETAILERS A C Q UI SI TIO N S DE VE LO PM EN T DE VE LO PE R FU N DI N G PL A TF O RM RETAILER RELATIONSHIPS

24© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. What Has ADC Been Investing In? The retail landscape continues to dynamically evolve as market forces cause disruption and change. To mitigate risk in a period of continued disruption, the Company adheres to a number of investment criteria, with a focus on four core principles: Focus on leading operators that have matured in omni- channel structure or those in e-commerce resistant sectors OMNI-CHANNEL CRITICAL (E-COMMERCE RESISTANCE) Emphasize a balanced portfolio with exposure to counter-cyclical sectors and retailers with strong credit profiles RECESSION RESISTANCE Strong emphasis on leading operators with strong balance sheets and avoidance of private equity sponsored retailers AVOIDANCE OF PRIVATE EQUITY SPONSORSHIP Protects against unforeseen changes to our top-down investment philosophy STRONG REAL ESTATE FUNDAMENTALS & FUNGIBLE BUILDINGS

25© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. TOP-DOWN FOCUS ON LEADING RETAILERS IN THE U.S. PAIRED WITH A BOTTOMS-UP REAL ESTATE ANALYSIS Large & Fragmented Opportunity Set REAL ESTATE FUNDAMENTALS • Rents ≤ market • Fungibility of building MARKET RENTS • Limited competition • Strong market presence COMPETITION • Access • Visibility • Demographics • Major retail corridor • Strong traffic drivers RETAIL SYNERGY ADC reviewed over $98 billion of opportunities since 2018 $9.1 BILLION acquired since 2018 As of December 31, 2025.

26© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. As of February 5, 2026. Store counts include both leased and owned locations and were obtained from company filings and third-party sources including CS News, CSP Daily News, CT Insider, and Progressive Grocer. Table is representative and does not include all retailers. 170,000+ NET LEASE OPPORTUNITIES AND GROWING WITH BEST-IN-CLASS RETAILERS Sandbox Offers Runway for Growth Auto Parts Stores 23,500+ Farm & Rural Supply Stores 2,600+ Crafts & Novelties Stores 1,000+ Quick-Service Restaurants 34,700+ Equipment Rental Stores 2,800+ Warehouse Clubs 1,400+ Home Improvement Stores 9,000+ Consumer Electronics Stores 1,300+ Grocery Stores 13,400+ Dealerships 500+ Convenience Stores 30,900+ Off-Price Retail Stores 6,800+ Tire & Auto Service Stores 5,600+ Dollar Stores 30,100+ General Merchandise Stores 7,100+

27© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $701 $1.3B $1.4B $1.6B $1.2B $867 $1.4B $19 $27 $27 $61 $55 $84 $120 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2019 2020 2021 2022 2023 2024 2025 2026 (1) ADC HAS INVESTED NEARLY $11 BILLION IN HIGH-QUALITY RETAIL NET LEASE PROPERTIES SINCE 2010 Track Record of Execution DEVELOPMENT & DFP(2)ACQUISITIONS Investment Activity ($ in millions, unless otherwise noted) As of December 31, 2025, unless otherwise noted. (1) Reflects increased full-year 2026 investment guidance provided by the Company on February 10, 2026. Investment volume includes capital deployed through the Company’s acquisition, development and DFP platforms. (2) Reflects capital deployed into development and DFP projects completed or under construction during the period. $ E $1.4B - $1.6B

28© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $67.6M $67.2M $49.4M $58.0M $45.8M $9.7M $98.4M $44.1M 2018 2019 2020 2021 2022 2023 2024 2025 BERLIN, NJ HOUSTON, TX PORTAGE, MI CANTON, MI FOCUSED ON NON-CORE ASSET SALES & CAPITAL RECYCLING Active Portfolio Management As of December 31, 2025. Graph is representative and does not include all dispositions. Total Dispositions 2010-2025: $602 million STALLINGS, NC MT (1) & VA (1) WICHITA FALLS, TX SPRINGFIELD, IL UPLAND, CA APOPKA, FL LA (1) & PA (1) MN (2) & ND (2) MICHIGAN (3) FORT WORTH, TX OH (2) & PA (2) FLOWOOD, MS MAPLEWOOD, MN TYLER, TX BELTON, MO MI (2), NY & FL VA (3) MIDLAND, MI UT (2), ND & MT PENSACOLA, FL OH (3), WV, & VA TOPEKA, KS INDIANAPOLIS, IN KIRKLAND, WA JACKSONVILLE BEACH, FL IL (1), ND (1) & OH (1) MICHIGAN (2) ST. GEORGE, UT SC (2) & TX (1) AUSTIN, TX JACKSONVILLE, FL SC (1) & MN (1) AURORA, CO WYLIE, TX FL (5) FL (2) FL (3) OLATHE, KS BROWNSBURG, IN CO, FL, GA, MS, NC, OH PROVO, UT LA CANADA, CA LITTLETON, CO NM, AL

Fortified Balance Sheet

30© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $1 $42 $0 $50 $410 $450 $475 $475 $300 $300 $450 $400 $0 $100 $200 $300 $400 $500 $600 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Leading With Our Fortress Balance Sheet CAPITALIZATION STATISTICS Equity Market Capitalization(3) $9.5 Billion Enterprise Value(3)(4) $13.2 Billion Total Debt to Enterprise Value 27.4% CREDIT METRICS Fixed Charge Coverage Ratio 4.2x Net Debt to Recurring EBITDA(5) 4.9x / 3.8x(6) Issuer Ratings A- / Baa1 / BBB+ Ratings Outlooks Stable / Stable / Stable As of December 31, 2025, unless otherwise noted. The Debt Maturities schedule excludes $320.5 million of outstanding short-term commercial paper notes as of December 31, 2025. (1) There were no outstanding borrowings on the Company’s revolving credit facility as of December 31, 2025. The revolving credit facility matures in August 2029 assuming two 6-month extension options are exercised. (2) Reflects the closing of the $350 million term loan which occurred on November 17, 2025. No amounts had been drawn as of December 31, 2025. (3) As of February 23, 2026. (4) Enterprise Value is calculated as the sum of net debt, the liquidation value of preferred equity and equity market capitalization. (5) Reflects net debt to annualized Q4 2025 recurring EBITDA. (6) Proforma for the settlement of the Company's outstanding forward equity as of December 31, 2025. Debt Maturities ($ in millions) SECUREDUNSECURED NO MATERIAL DEBT MATURITIES UNTIL 2028 (1) (2)

31© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $225 $125 $350 $650 $300 $350 $450 $750 $531 $433 $988 $1,095 $1,322 $371 $1,103 $714 $627 $42 $175 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2018 2019 2020 2021 2022 2023 2024 2025 2026 STRONG CAPITAL MARKETS EXECUTION HAS PROVIDED AMPLE LIQUIDITY; APPROXIMATELY $12 BILLION OF ACTIVITY SINCE 2010 Capital Markets Track Record Reflects gross proceeds from equity and long-term debt raised through February 23, 2026. Forward equity and delayed-draw debt offerings are shown in the year they were raised, rather than settled or drawn. Capital Markets Activity ($ in millions) COMMON EQUITYUNSECURED DEBTSECURED DEBT PREFERRED EQUITY

32© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 4.4x 3.1x 4.5x 3.7x 4.5x 4.1x 4.5x 4.5x 4.7x 4.3x 4.8x 4.3x 4.9x 4.1x 4.9x 3.6x 4.9x 3.3x 4.9x 3.4x 5.2x 3.1x 5.1x 3.5x 4.9x 3.8x (includes outstanding forward equity offerings) ADC HAS BEEN AT OR BELOW 4.5X PROFORMA NET DEBT TO RECURRING EBITDA SINCE 2018 Low Leverage = Strong Positioning As of December 31, 2025. Proforma Net Debt to Recurring EBITDA deducts the Company’s outstanding forward equity offerings for each period from the Company’s net debt for each period. PROFORMA NET DEBT TO RECURRING EBITDANET DEBT TO RECURRING EBITDA Q2 2025 Q3 2025 Q4 2025Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2024Q4 2022

33© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 $2.70 $2.90 $3.10 $3.30 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 A nn ua l D iv id en d s D ec la re d P er S ha re 168 CONSECUTIVE COMMON DIVIDENDS PAID; AVERAGE AFFO PAYOUT RATIO OF ~74% OVER PAST 10 YEARS Growing, Well-Covered Monthly Dividend As of February 23, 2026. Reflects common dividends per share declared in each year, rounded to two decimals.

34© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. The Agree Wellness program focuses on Health Wellness & Financial Wellness to enhance employee well-being Ongoing professional development is offered to help all team members advance their careers The Company has recently sponsored charities including the Bottomless Toy Chest, CARE House of Oakland County, and Michigan Veteran's Foundation ADC has received awards from Globe St, Crain’s Detroit Business, and Best and Brightest in Wellness recognizing its outstanding corporate culture and wellness initiatives SOCIAL RESPONSIBILITY DEDICATED TO SUSTAINABILITY AND GOOD CORPORATE CITIZENSHIP Agree Realty’s ESG Practices Focus on industry leading, national & super-regional retailers provides for a relationship with some of the most environmentally conscientious retailers in the world The Company anticipates its new headquarters will achieve LEED certification, with features including EV charging stations, motion activated lighting and high-quality building materials Executed over 100 green leases with tenants, resulting in Gold- level recognition from Green Lease Leaders for three consecutive years ENVIRONMENTAL PRACTICES ADC’s Board has 10 directors, eight of whom are independent; six new independent directors added since 2018 The Board added a third female Director, appointing Linglong He in January 2024 The Nominating & Governance Committee has formal oversight responsibility for the Company’s ESG program The Company enhanced its alignment with the ISSB IFRS S1 and S2 disclosure standards, building on our previous work with the SASB and TCFD frameworks and reflecting our dedication to transparent reporting CORPORATE GOVERNANCE

35© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Investment Summary Highlights FORTIFIED BALANCE SHEET HIGHEST-QUALITY RETAIL REAL ESTATE INVESTMENT GRADE ISSUER RATINGS Ro bu st gr ow th tra je ct or y MULTI-YEAR TRACK RECORD OF EXECUTION Well-covered &consistent dividend

36© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. APPENDIX

37© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Earnings Guidance 2026 Guidance AFFO per share(1)(2) $4.54 to $4.58 Investment volume(3) $1.4 to $1.6 billion Disposition volume $25 to $75 million General and administrative expense (% of adjusted revenue)(4)(5) 5.3% to 5.6% Non-reimbursable real estate expenses (% of adjusted revenue)(4) 1.0% to 1.5% Income and other tax expense $2 to $3 million Treasury stock method dilution(6) Approximately $0.01 The Company’s 2026 guidance is subject to risks and uncertainties more fully described in this presentation and in the Company’s filings with the Securities and Exchange Commission (the “SEC”). (1) The Company does not provide guidance with respect to the most directly comparable GAAP financial measure or provide reconciliations to GAAP from its forward-looking non-GAAP financial measure of AFFO per share guidance due to the inherent difficulty of forecasting the effect, timing and significance of certain amounts in the reconciliation that would be required by Item 10(e)(1)(i)(B) of Regulation S-K. Examples of these amounts include impairments of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions or developments. In addition, certain non-recurring items may also significantly affect net income but are generally adjusted for in AFFO. Based on our historical experience, the dollar amounts of these items could be significant and could have a material impact on the Company’s GAAP results for the guidance period. (2) The Company’s AFFO per share guidance utilizes the current forward SOFR curve to forecast interest expense related to any outstanding commercial paper notes and revolver borrowings during the year. (3) Reflects an increase from the prior 2026 investment volume guidance of $1.25 billion to $1.50 billion, issued on January 5, 2026. (4) Adjusted revenue equates to “Total Revenues” as presented in our consolidated statements of operations and comprehensive income, excluding the amortization of above and below market lease intangibles. (5) Cash G&A expense is expected to be in a range of 3.7% to 4.0% of adjusted revenue. Cash G&A is defined as “General and administrative” expenses as presented in our consolidated statements of operations and comprehensive income, less stock-based compensation expense. (6) Represents the estimated dilutive impact of the Company’s outstanding forward equity calculated in accordance with the treasury stock method, which is included in the AFFO per share guidance range. The table below provides estimates for significant components of our 2026 earnings guidance.

38© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Debt Summary As of December 31, 2025, unless otherwise noted. Dollars are in thousands. (1) The Revolving Credit Facility would have incurred interest of 4.50%, which is comprised of SOFR of 3.77% and the pricing grid spread of 72.5 basis points. (2) The weighted- average maturity of the Commercial Paper Notes outstanding was less than one month. (3) The interest rate of the 2029 Unsecured Term Loan reflects the credit spread of 80 basis points and the impact of the interest rate swaps which convert $350 million of SOFR based interest to a fixed interest rate of 3.57%. (4) No amounts had been drawn as of December 31, 2025. If amounts were drawn under the 2031 Unsecured Term Loan, the applicable interest rate would have reflected the credit spread of 80 basis points and the impact of the interest rate swaps which convert $350.0 million of SOFR based interest to a fixed interest rate of 3.22%. (5) All-in interest rate for Senior Unsecured Notes reflects the straight-line amortization of the terminated swap agreements and original issuance discounts, as applicable. (6) The principal amounts outstanding are presented excluding their original issue discounts. (7) Excludes Revolving Credit Facility and Commercial Paper borrowings. All-in Interest Rate Maturity Total Debt Outstanding as of December 31, 2025 Senior Unsecured Revolving Credit Facility and Commercial Paper Notes Revolving Credit Facility(1) 4.50% August 2028 $0 Commercial Paper Notes(2) 3.94% Various 320,500 Total Revolving Credit Facility and Commercial Paper Notes 3.94% $320,500 Unsecured Term Loans 2029 Unsecured Term Loan(3) 4.37% January 2029 $350,000 2031 Unsecured Term Loan(4) 4.02% May 2031 $0 Total Unsecured Term Loans 4.37% $350,000 Senior Unsecured Notes(5) 2027 Senior Unsecured Notes 4.26% May 2027 $50,000 2028 Senior Unsecured Public Notes(6) 2.11% June 2028 350,000 2028 Senior Unsecured Notes 4.42% July 2028 60,000 2029 Senior Unsecured Notes 4.19% September 2029 100,000 2030 Senior Unsecured Notes 4.32% September 2030 125,000 2030 Senior Unsecured Public Notes(6) 3.49% October 2030 350,000 2031 Senior Unsecured Notes 4.42% October 2031 125,000 2032 Senior Unsecured Public Notes(6) 3.96% October 2032 300,000 2033 Senior Unsecured Public Notes(6) 2.13% June 2033 300,000 2034 Senior Unsecured Public Notes(6) 5.65% June 2034 450,000 2035 Senior Unsecured Public Notes(6) 5.35% June 2035 400,000 Total Senior Unsecured Notes 4.01% $2,610,000 Mortgage Notes Payable Portfolio Credit Tenant Lease 6.27% July 2026 $628 Four Asset Mortgage Loan 3.63% December 2029 42,250 Total Mortgage Notes Payable 3.67% $42,878 Total Fixed Rate Debt(7) 4.05% $3,002,878 Total Debt 4.04% $3,323,378

39© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Reconciliation of Non-GAAP Financial Measures Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Mortgage notes payable, net $47,971 $47,842 $47,701 $42,952 $42,811 $42,666 $42,518 $42,366 $42,210 $42,050 $41,886 $41,718 $41,546 Unsecured term loan, net - - - 346,639 346,798 346,947 347,115 347,274 347,452 347,609 347,767 347,900 348,074 Senior unsecured notes, net 1,792,047 1,792,611 1,793,198 1,793,777 1,794,312 1,794,874 2,236,223 2,236,948 2,237,759 2,238,451 2,582,892 2,583,685 2,584,608 Unsecured revolving credit facility 100,000 196,000 303,000 49,000 227,000 330,000 43,000 49,000 158,000 322,000 247,000 389,000 320,500 Total Debt per the Consolidated Balance Sheet $1,940,018 $2,036,453 $2,143,899 $2,232,368 $2,410,921 $2,514,487 $2,668,856 $2,675,588 $2,785,421 $2,950,110 $3,219,545 $3,362,303 $3,294,728 Unamortized debt issuance costs and discounts, net 20,377 19,720 19,050 21,731 20,947 20,145 28,537 27,563 26,483 25,544 30,854 29,838 28,650 Total Debt $1,960,395 $2,056,173 $2,162,949 $2,254,099 $2,431,868 $2,534,632 $2,697,393 $2,703,151 $2,811,904 $2,975,654 $3,250,399 $3,392,141 $3,323,378 Cash and cash equivalents ($27,763) ($11,809) ($8,068) ($6,384) ($10,907) ($6,314) ($9,639) ($13,237) ($6,399) ($7,915) ($5,824) ($13,696) ($16,295) Cash held in escrows (1,146) (1,131) (4,179) (3) (3,617) (9,120) (14,615) 0 0 (3,254) (3,087) (3,182) (4,327) Net Debt $1,931,486 $2,043,233 $2,150,702 $2,247,712 $2,417,344 $2,519,198 $2,673,139 $2,689,914 $2,805,505 $2,964,485 $3,241,488 $3,375,263 $3,302,756 Anticipated Net Proceeds from Forward Equity Offerings (557,364) (362,125) (202,026) 0 (235,619) (236,769) (431,073) (724,955) (919,909) (917,114) (1,289,392) (1,036,110) (716,058) Proforma Net Debt $1,374,122 $1,681,108 $1,948,676 $2,247,712 $2,181,725 $2,282,429 $2,242,066 $1,964,959 $1,885,596 $2,047,371 $1,952,096 $2,339,153 $2,586,698 Net Income $41,039 $41,774 $41,015 $41,657 $46,101 $45,014 $54,913 $44,528 $45,377 $47,148 $49,353 $52,279 $56,209 Interest expense, net 16,843 17,998 19,948 20,803 22,371 24,451 26,416 28,942 29,095 30,764 32,274 35,212 36,362 Income and other tax expense 723 783 709 709 709 1,149 1,004 1,077 1,075 825 425 225 260 Depreciation of rental real estate assets 24,843 26,584 28,145 29,769 31,119 31,966 33,531 33,941 38,397 37,164 38,698 40,867 42,427 Amortization of lease intangibles - in- place leases and leasing costs 12,800 13,770 14,328 15,258 15,611 15,996 16,424 17,056 17,652 18,064 19,679 19,715 20,367 Non-real estate depreciation 261 292 277 598 527 501 499 507 517 527 562 597 642 Provision for impairment 0 0 1,315 3,195 2,665 4,530 0 2,694 0 4,331 2,961 2,980 1,600 (Gain) loss on sale or involuntary conversion of assets, net (97) 0 (319) 20 (1,550) (2,041) (7,176) (1,794) (430) (772) (1,510) (1,056) (2,047) EBITDAre $96,412 $101,201 $105,418 $112,009 $117,553 $121,566 $125,611 $126,951 $131,683 $138,051 $142,442 $150,819 $155,820 Run-Rate Impact of Investment, Disposition & Leasing Activity $4,742 $4,147 $4,276 $5,207 $2,344 $1,376 $1,890 $2,446 $4,055 $4,421 $4,356 $5,601 $4,405 Amortization of above (below) market lease intangibles, net 8,474 8,611 8,711 8,293 7,481 8,295 8,297 8,294 8,350 8,546 8,537 9,344 9,988 Recurring EBITDA $109,628 $113,959 $118,405 $125,509 $127,378 $131,237 $135,798 $137,691 $144,088 $151,018 $155,335 $165,764 $170,213 Annualized Recurring EBITDA $438,512 $455,836 $473,620 $502,036 $509,512 $524,948 $543,192 $550,764 $576,352 $604,072 $621,340 $663,056 $680,852 64 Total Debt per the Consolidated Balance Sheet to Annualized Net Income 11.8x 12.2x 13.1x 13.4x 13.1x 14.0x 12.2x 15.2x 15.5x 15.8x 16.5x 16.2x 14.8x Net Debt to Recurring EBITDA 4.4x 4.5x 4.5x 4.5x 4.7x 4.8x 4.9x 4.9x 4.9x 4.9x 5.2x 5.1x 4.9x Proforma Net Debt to Recurring EBITDA 3.1x 3.7x 4.1x 4.5x 4.3x 4.3x 4.1x 3.6x 3.3x 3.4x 3.1x 3.5x 3.8x

40© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Net Income $39,762 $45,797 $58,790 $58,798 $80,763 $91,972 $122,876 $153,035 $170,547 $189,832 $204.989 Series A Preferred Stock Dividends 0 0 0 0 0 0 (2,148) (7,437) (7,437) (7,437) (7,437) Net Income attributable to OP Common Unitholders $39,762 $45,797 $58,790 $58,798 $80,763 $91,972 $120,728 $145,598 $163,110 $182,395 $197,552 Depreciation of rental real estate assets $11,466 $15,200 $19,507 $24,553 $34,349 $48,367 $66,732 $88,685 $115,617 $137,835 $159,155 Amortization of lease intangibles - in-place leases and leasing costs 4,957 8,135 7,076 8,271 11,071 17,882 28,379 44,107 58,967 67,128 77,825 Provision for impairment 0 0 0 2,319 1,609 4,137 1,919 1,015 7,175 7,224 11,872 (Gain) loss on sale or involuntary conversion of assets, net (12,135) (9,964) (14,193) (11,180) (13,306) (8,004) (15,111) (5,258) (1,849) (11,441) (5,386) Funds from Operations - OP Common Unitholders $44,050 $59,168 $71,180 $82,761 $114,486 $154,354 $202,647 $274,147 $343,020 $383,141 $441,018 Loss on extinguishment of debt & settlement of related hedges $0 $0 $0 $0 $0 $0 $14,614 $0 $0 $0 $0 Amortization of above (below) market lease intangibles 0 0 5,091 10,668 13,501 15,885 24,284 33,563 33,430 33,571 36,749 Core Funds from Operations - OP Common Unitholders $44,050 $59,168 $76,271 $93,429 $127,987 $170,239 $241,545 $307,710 $376,450 $416,712 $477,767 Straight-line accrued rent ($2,450) ($3,582) ($3,548) ($4,648) ($7,093) ($7,818) ($11,857) ($13,176) ($12,142) ($12,711) ($17,356) Stock based compensation expense 1,992 2,441 2,589 3,227 4,106 4,995 5,467 6,464 8,338 10,805 12,991 Amortization of financing costs 494 516 574 578 706 826 1,197 3,141 4,403 5,988 7,074 Loss on extinguishment of debt 180 333 0 0 0 0 0 0 0 0 0 Non-real estate depreciation 62 72 78 146 283 509 618 778 1,693 2,024 2,328 Other (463) (541) (230) 0 (475) 0 0 0 0 0 0 Adjusted Funds from Operations - OP Common Unitholders $43,865 $58,407 $75,734 $92,732 $125,514 $168,751 $236,970 $304,917 $378,742 $422,818 $482,804 FFO Per Common Share and OP Unit - Diluted $2.39 $2.54 $2.54 $2.53 $2.75 $2.93 $3.00 $3.45 $3.58 $3.75 $3.95 Core FFO Per Common Share and OP Unit - Diluted $2.39 $2.54 $2.72 $2.85 $3.08 $3.23 $3.58 $3.87 $3.93 $4.08 $4.28 Adjusted FFO Per Common Share and OP Unit - Diluted $2.38 $2.51 $2.70 $2.83 $3.02 $3.20 $3.51 $3.83 $3.95 $4.14 $4.33 Weighted Average Number of Common Shares and OP Units Outstanding - Diluted 18,413,034 23,307,418 28,047,966 32,748,741 41,571,233 52,744,353 67,486,698 79,512,005 95,785,031 102,223,923 111,548,264 Reconciliation of Net Income to FFO, Core FFO and AFFO Note: The Company began reporting Core FFO in 2018.

41© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “can,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements, including statements regarding our financial projections and operations, are based on certain assumptions and can include future expectations, future economic, competitive and market conditions, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. Certain factors could occur that might cause actual results to vary, including the potential adverse effect of ongoing worldwide economic uncertainties, disruptions in the banking system and financial markets, and increased inflation on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, the general deterioration in national economic conditions, tenant financial health, property acquisitions and the timing of these investments and acquisitions, weakening of real estate markets, decreases in the availability of credit, increases in interest rates, adverse changes in the retail industry, the Company’s continuing ability to qualify as a REIT and other risks and uncertainties as described in greater detail in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, without limitation, the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as required by law, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investors section of the Company’s website at www.agreerealty.com. Most information in this presentation is as of December 31, 2025, unless otherwise noted. The Company undertakes no duty to update the statements in this presentation to conform the statements to actual results or changes in the Company’s expectations.

42© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Non-GAAP Financial Measures This presentation includes a non-GAAP financial measure, Net Debt to Recurring EBITDA, which is presented on an actual and proforma basis. A reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure is included on slide 39. The components of this ratio and their use and utility to management are described further in the section below. Components of Net Debt to Recurring EBITDA EBITDAre is defined by Nareit to mean net income computed in accordance with GAAP, plus interest expense, income tax expense, depreciation and amortization, any gains (or losses) from sales of real estate assets and/or changes in control, any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. The Company considers the non- GAAP measure of EBITDAre to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers EBITDAre a key supplemental measure of the Company's operating performance because it provides an additional supplemental measure of the Company's performance and operating cash flow that is widely known by industry analysts, lenders and investors. The Company’s calculation of EBITDAre may not be comparable to EBITDAre reported by other REITs that interpret the Nareit definition differently than the Company. Recurring EBITDA The Company defines Recurring EBITDA as EBITDAre with the addback of noncash amortization of above- and below- market lease intangibles, and after adjustments for the run-rate impact of the Company's investment and disposition activity for the period presented, as well as adjustments for non-recurring benefits or expenses. The Company considers the non-GAAP measure of Recurring EBITDA to be a key supplemental measure of the Company's performance and should be considered along with, but not as an alternative to, net income or loss as a measure of the Company's operating performance. The Company considers Recurring EBITDA a key supplemental measure of the Company's operating performance because it represents the Company's earnings run rate for the period presented and because it is widely followed by industry analysts, lenders and investors. Our Recurring EBITDA may not be comparable to Recurring EBITDA reported by other companies that have a different interpretation of the definition of Recurring EBITDA. Our ratio of net debt to Recurring EBITDA is used by management as a measure of leverage and may be useful to investors in understanding the Company’s ability to service its debt, as well as assess the borrowing capacity of the Company. Our ratio of net debt to Recurring EBITDA is calculated by taking annualized Recurring EBITDA and dividing it by our net debt per the consolidated balance sheet. Total Debt and Net Debt The Company defines Total Debt as debt per the consolidated balance sheet excluding unamortized debt issuance costs, original issue discounts and debt discounts. Net Debt is defined as Total Debt less cash, cash equivalents and cash held in escrows. The Company considers the non-GAAP measures of Total Debt and Net Debt to be key supplemental measures of the Company's overall liquidity, capital structure and leverage because they provide industry analysts, lenders and investors useful information in understanding our financial condition. The Company's calculation of Total Debt and Net Debt may not be comparable to Total Debt and Net Debt reported by other REITs that interpret the definitions differently than the Company. The Company presents Net Debt on both an actual and proforma basis, assuming the net proceeds of the Forward Offerings (see below) are used to pay down debt. The Company believes the proforma measure may be useful to investors in understanding the potential effect of the Forward Offerings on the Company's capital structure, its future borrowing capacity, and its ability to service its debt. Anticipated Net Proceeds from Outstanding Forwards Since the first quarter of 2018, the Company has utilized forward sale agreements to sell shares of common stock. Selling common stock through forward sale agreements enables the Company to set the price of such shares upon pricing the offering (subject to certain adjustments) while delaying the issuance of such shares and the receipt of the net proceeds by the Company. Given the Company’s frequent use of forward sale agreements, the Company considers the non-GAAP measure of Anticipated Net Proceeds from Outstanding Forwards to be a key supplemental measure of the Company's overall liquidity, capital structure and leverage. The Company defines Anticipated Net Proceeds from Outstanding Forwards as the number of shares outstanding under forward sale agreements at the end of each quarter, multiplied by the applicable forward sale price for each agreement, respectively.

43© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. Non-GAAP Financial Measures This presentation also includes the non-GAAP measures of Annualized Base Rent (“ABR”), Annualized Net Income, Weighted-Average Capitalization Rate, Funds From Operations (“FFO” or “Nareit FFO”), Core Funds From Operations (“Core FFO”) and Adjusted Funds From Operations (“AFFO”). FFO, Core FFO and AFFO are reconciled to the most directly comparable GAAP measure on slide 40. Annualized Base Rent (“ABR”) ABR represents the annualized amount of contractual minimum rent required by tenant lease agreements, computed on a straight-line basis. ABR is not, and is not intended to be, a presentation in accordance with GAAP. The Company believes annualized contractual minimum rent is useful to management, investors, and other interested parties in analyzing concentrations and leasing activity. Annualized Net Income represents Net Income for the respective quarter, on an annualized basis. Weighted-Average Capitalization Rate The Company defines the “weighted-average capitalization rate” for acquisitions and dispositions as the sum of contractual fixed annual rents computed on a straight-line basis over the primary lease terms and anticipated annual net tenant recoveries, divided by the purchase and sale prices for occupied properties. Components of Funds from Operations, Core Funds from Operations, and Adjusted Funds from Operations Funds from Operations (“FFO” or “Nareit FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”) to mean net income computed in accordance with GAAP, excluding gains (or losses) from sales of real estate assets and/or changes in control, plus real estate related depreciation and amortization and any impairment charges on depreciable real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity. Further, while the Company adheres to the Nareit definition of FFO, its presentation of FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition. Core Funds from Operations (“Core FFO”) The Company defines Core FFO as Nareit FFO with the addback of (i) noncash amortization of acquisition purchase price related to above- and below- market lease intangibles and discount on assumed debt and (ii) certain infrequently occurring items that reduce or increase net income in accordance with GAAP. Management believes that its measure of Core FFO facilitates useful comparison of performance to its peers who predominantly transact in sale-leaseback transactions and are thereby not required by GAAP to allocate purchase price to lease intangibles. Unlike many of its peers, the Company has acquired the substantial majority of its net-leased properties through acquisitions of properties from third parties or in connection with the acquisitions of ground leases from third parties. Core FFO should not be considered an alternative to net income as the primary indicator of the Company’s operating performance, or as an alternative to cash flow as a measure of liquidity. Further, the Company’s presentation of Core FFO is not necessarily comparable to similarly titled measures of other REITs due to the fact that all REITs may not use the same definition. Adjusted Funds from Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO further adjusts FFO and Core FFO for certain non-cash items that reduce or increase net income computed in accordance with GAAP. Management considers AFFO a useful supplemental measure of the Company’s performance, however, AFFO should not be considered an alternative to net income as an indication of its performance, or to cash flow as a measure of liquidity or ability to make distributions. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other equity REITs, and therefore may not be comparable to such other REITs.

44© 2026 AGREE REALTY CORPORATION. ALL RIGHTS RESERVED. CONTACT PETER COUGHENOUR Chief Financial Officer (248) 737-4190 investors@agreerealty.com